December 18, 2000

Dear Shareholder:

During the year, the Roulston Funds were well positioned to provide the diversification and balance crucial to maneuvering in the volatility that characterized the behavior of the financial markets. We are pleased to present you with the one year performance of the Roulston Funds during the fiscal year ended October 31, 2000:

         Roulston Government Securities Fund         5.92%
         Roulston Growth and Income Fund             2.28%
         Roulston Growth Fund                        21.56%
         Roulston International Equity Fund          12.74%
         Roulston Emerging Growth Fund               67.22%

From an economic standpoint, much was in a state of flux during the year, primarily due to some early signs of economic weakness. Though the year began with the markets still raging from the full fury of the longest economic expansion in U.S. history, there were developments that carried over from last year, primarily in rising prices of oil and other commodities. This, along with a weaker dollar, suggested inflationary pressures were on the horizon. In the midst of this, the Federal Reserve Bank continued to raise rates, and though they have not moved again since early summer, the damage had already seeped into the financial markets. After many of the technology stocks failed to recover from what seems to have become their customary spring decline, psychology shifted to the economy where signs of weakness in housing and consumer activity had emerged.

In Europe, the newly empowered European Central Bank had embarked on its own series of interest rate increases. Even so, none of these increases could successfully stem the decline experienced in the Euro since its introduction a year earlier. The Euro's weakness further strained international trade already undermined by stubborn economic weakness in Japan, a strategically important trading partner.

Each year presents a unique set of challenges and this year was no different. The transition from the Industrial Age to the Information Age will not always be a smooth one. Overall, the financial markets tested the experience of our investment team and it was their discipline that guided the Funds. With this in mind, our goal remains simple: long term performance for our shareholders.


            Scott D. Roulston                         Howard W. Harpster
            President                                 Chief Investment Officer

ROULSTON EMERGING GROWTH FUND

The graph below compares the increase in value of a hypothetical $10,000 investment in Roulston Emerging Growth Fund with the performance of a similar investment in the Russell 2000 Growth Index.

Average Annual Total Return*
1 Year............... 67.22%
Since Inception..... 140.63%
The period ended: 10/31/00
Fund inception: 7/1/99


                Roulston Emerging             Russell 2000
                   Growth Fund                Growth Index


 7/01/99              $10,000                    $10,000
 7/31/99               12,850                      9,691
 8/31/99               15,400                      9,329
 9/30/99               16,320                      9,509
10/31/99               19,330                      9,752
11/30/99               23,770                     10,783
12/31/99               31,581                     12,684
 1/31/00               32,127                     12,566
 2/29/00               43,540                     15,490
 3/31/00               38,236                     13,862
 4/28/00               32,364                     12,462
 5/31/00               28,182                     11,370
 6/30/00               35,733                     12,839
 7/31/00               33,260                     11,739
 8/31/00               40,152                     12,974
 9/29/00               36,608                     12,329
10/31/00               32,323                     11,328

* Unlike our fund, the Russell 2000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 2000 Growth Index is comprised of approximately 2000 growth companies with smaller market capitalizations related to the market capitalizations of other U.S. companies. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Roulston Emerging Growth Fund invests in emerging growth stocks. In most cases, these emerging companies will have received venture capital financing during their development stage.

The Fund's primary investment objective is capital appreciation, and returns have been, and will continue to be, quite volatile because the companies and the markets in which they operate tend to be fast growing and subject to rapid technological changes. In addition, they may be competing for these new markets against bigger and more established companies that have far larger financial resources.

During the fiscal year, the Roulston Emerging Growth Fund's performance benefited by its holdings in technology related industries and the strength of the NASDAQ over much of the period. Also, the performance of the Fund did benefit, in part, from the strong demand for initial public offerings (IPOs) in telecommunications and Internet related technology companies. We do not expect the outsized gains generated from our participation in these IPOs to be repeated in the future. The decline of the dot com sector has reduced the demand for new offerings from technology companies and only the very best deals seem likely to go public at this point.

In addition, the slowdown in the economy is having an impact on the technology sector. PC sales are falling off and business in Europe is lackluster at best. The large telecom companies have profitability issues and their equipment spending may drop as a result. After six interest increases and a spike in oil prices, the Federal Reserve may have engineered somewhat of a bear market in the NASDAQ.

However, our response to the changing situation in technology has been to reduce our exposure to semiconductor stocks and to increase our allocation towards biotech. The biotech sector has done well this year and we expect this trend to continue because of the rich new product pipelines that many of these companies have developed. Several late development stage biotech companies have the potential to become major drug companies over the next several years.

ROULSTON INTERNATIONAL EQUITY FUND

The graph below compares the increase in value of a hypothetical $10,000 investment in Roulston International Equity Fund with the performance of a similar investment in the MSCI EAFE + Canada IX Index.

Average Annual Total Return*
1 Year............... 12.74%
Since Inception...... 11.27%
The period ended: 10/31/00
Fund inception: 7/1/99

               Roulston International      MSCI EAFE + Canada IX
                  Equity Fund                   Index

 7/01/99              $10,000                    $10,000
 7/31/99                9,760                     10,276
 8/31/99                9,620                     10,293
 9/30/99                9,730                     10,393
10/31/99               10,230                     10,786
11/30/99               11,370                     11,152
12/31/99               12,701                     12,167
 1/31/00               12,169                     11,416
 2/29/00               13,172                     11,729
 3/31/00               12,951                     12,199
 4/28/00               12,339                     11,555
 5/31/00               11,928                     11,264
 6/30/00               12,619                     11,739
 7/31/00               12,277                     11,279
 8/31/00               12,458                     11,415
 9/29/00               11,734                     10,813
10/31/00               11,533                     10,507

* Unlike our Fund, the MSCI EAFE + Canada IX does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Morgan Stanley Capital International Europe, Australia and Far East and Canada Index (The MSCI EAFE + Canada Index) is an index of developed markets. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Roulston International Equity Fund seeks to achieve long-term capital appreciation by investing in the equity securities of non-U.S. companies.

The Fund focuses primarily on companies headquartered in developed markets such as Western Europe, Japan, Australia, Singapore, and Hong Kong. The Fund primarily invests in common stocks that are represented by American Depository Receipts or "ADRs." ADRs trade in U.S. dollars on U.S. national exchanges (such as the New York Stock Exchange) and in the over-the-counter markets (such as NASDAQ).

The Fund is well diversified with investments in 85 companies and 16 different developed markets. International markets continue to be negatively impacted by the strength of the U.S. dollar and the huge spike in energy prices. As a defensive measure, the Fund has held more cash than normal and shifted money out of technology stocks and into less volatile energy and financial sectors. These moves, along with our emphasis on large, market dominant companies, have helped the Fund to outperform the MSCI EAFE Index in a down market.

At the time of this report, we anticipate that overseas currencies will continue to be weak as long as the markets believe that the Federal Reserve is going to maintain its current position on interest rates. Barring an unforeseen event, it is unlikely that the Fed would do anything to lower interest rates until sometime in 2001.

ROULSTON GROWTH FUND

The graph below compares the increase in value of a hypothetical $10,000 investment in Roulston Growth Fund with the performance of a similar investment in the Russell 1000 Growth Index.

Average Annual  Total  Return*
1 Year..................21.56%
5 Year.................. 9.18%
Since Inception.........11.72%
The period ended: 10/31/00
Fund inception: 7/1/93


               Roulston Growth       Russell 1000
                   Fund               Growth Index

 7/01/93           $10,000             $10,000
 7/31/93            10,200               9,821
10/31/93            11,090              10,430
 1/31/94            11,730              10,784
 4/30/94            11,847              10,124
 7/31/94            11,796              10,314
10/31/94            12,298              10,993
 1/31/95            12,222              11,051
 4/30/95            13,327              12,110
 7/31/95            14,950              13,557
10/31/95            14,532              14,207
 1/31/96            14,514              15,340
 4/30/96            16,584              16,053
 7/31/96            15,785              15,661
10/31/96            16,897              17,339
 1/31/97            18,638              19,558
 4/30/97            18,404              19,594
 7/31/97            22,065              23,782
10/31/97            22,135              22,623
 1/31/98            22,374              24,561
 4/30/98            24,286              27,842
 7/31/98            22,970              28,518
10/31/98            20,425              28,198
 1/31/99            20,965              35,021
 4/30/99            19,292              35,227
 7/31/99            18,652              35,375
10/31/99            18,550              37,855
 1/31/00            19,381              41,979
 4/30/00            22,414              44,938
 7/31/00            22,882              43,993
10/31/00            22,550              41,382

*Unlike our Fund, the Russell 1000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Growth Index is comprised of the 1,000 largest U.S. Companies, based upon total market capitalization, whose stocks have a greater than average growth orientation. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Roulston Growth Fund seeks capital appreciation by investing in companies typically experiencing an improvement in profitability or an acceleration in earnings growth relative to their history or to other companies. We buy the stocks if we believe this improvement is not yet fully reflected in the stock price, which generally is determined by examining the price to earnings ratio compared to the market and the history of that relationship. Many of the companies owned by the Fund tend to be among the 1000 largest companies as measured by stock market capitalization and typically have been public for a number of years.

During the year ended October 31, 2000, healthcare stocks performed particularly well for the Fund. Cardinal Health and Stryker were notable. Technology stocks began the year well, but weakened materially in late summer due to concerns over inventory levels and the economy. Nonetheless, strong performance was recorded in Analog Devices, Xilinx, ADC Telecom, and Altera. Among financial stocks Paychex more than doubled.

The greatest investment by the Fund in an economic sector currently is in technology. As identified in the Russell 1000 Growth Index benchmark, stocks in this sector approximated 40% of the Fund at the end of October, somewhat less than the 50% weighting in the Index. Healthcare represented 21% of the Fund, compared with 17% in the Index. Basically, with short-term interest rates and energy costs rising worldwide during the past year or so, a moderation of economic growth appears inevitable. At the margin, companies identified as experiencing relatively greater growth compared with companies on average will more likely be beneficiaries of major demographic trends or unique product lines rather than beneficiaries of robust spending worldwide. The Fund is gradually reflecting this transition.

The fiscal year 2001 could be more of a challenge for stock selection. Not only is economic growth more in question as the year begins, but confidence in forecasts in earnings will be weakened by the introduction of new regulations. Full Disclosure rules could curtail corporate communications with investors and FASB 133, which requires all financial derivatives to be marked to fair value each accounting period, modifies significantly a technique used to smooth earnings trends. The market's conclusion in regards to these changes may be gradual and evolving, rather than abrupt. But there will be an impact, which we hope to properly assess while continuing to position for growth at a reasonable price.

ROULSTON GROWTH AND INCOME FUND

The graph below compares the increase in value of a hypothetical $10,000 investment in Roulston Growth and Income Fund with the performance of a similar investment in the Russell 1000 Value Index.

Average Annual Total Return*
1 Year.................2.28%
5 Years................9.96%
Since Inception.......10.31%
The period ended: 10/31/00
Fund inception: 7/1/93


               Roulston Growth      Russell 1000
                & Income Fund       Value Index

 7/01/93           $10,000             $10,000
 7/31/93            10,030              10,112
10/31/93            10,398              10,486
 1/31/94            10,894              10,861
 4/30/94            10,682              10,293
 7/31/94            10,900              10,478
10/31/94            10,889              10,567
 1/31/95            10,940              10,573
 4/30/95            11,746              11,587
 7/31/95            12,541              12,664
10/31/95            12,780              13,175
 1/31/96            14,075              14,633
 4/30/96            14,149              15,051
 7/31/96            13,749              14,676
10/31/96            15,051              16,302
 1/31/97            16,558              18,098
 4/30/97            17,167              18,447
 7/31/97            20,353              21,841
10/31/97            20,560              21,712
 1/31/98            20,900              23,004
 4/30/98            23,227              26,228
 7/31/98            21,437              25,709
10/31/98            20,312              24,931
 1/31/99            21,525              27,196
 4/30/99            22,471              29,924
 7/31/99            22,822              29,562
10/31/99            20,094              29,053
 1/31/00            18,773              28,019
 4/30/00            19,262              28,764
 7/31/00            18,978              28,085
10/31/00            20,551              30,655


*Unlike our Fund, the Russell 1000 Value Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Value Index is comprised of the 1,000 largest U.S. companies, based upon total market capitalization, whose stocks have a greater than average value orientation. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The  Roulston  Growth  and  Income  Fund's   investment   objective  is  capital
appreciation and current income primarily through the investment in common stocks or securities convertible into common stocks.

The investment policy is to invest in a diversified portfolio of growing dividend paying common stocks that have been researched by our own staff and offer reasonable valuation based on price earnings, book value and cash flows.

The new portfolio management team has been adding more companies to the Fund with the objective of positioning the portfolio more like its benchmark, the Russell 1000 Value Index. To achieve this goal, the Fund will invest in more stocks than it has in the past. The current portfolio is diversified among 46 stocks. We expect that the portfolio will have investments in between 45 and 55 companies.

This year we have increased our exposure to the energy and utility sectors through additions of Apache Corporation and Dominion Resources. Apache is a leading independent oil and gas exploration and development company. Dominion Resources, a diversified utility holding company, is a provider of both electric energy and natural gas. These additions along with other related holdings should benefit from rising energy prices as we enter the winter season. Additionally, these sectors, coupled with food industry related stocks and a designed defensive posture during the fiscal year, were driving forces in performance over the period, although not enough to outpace the Index.

Other additions to the portfolio include Pharmacia Corporation and United Parcel Service. Pharmacia, a worldwide pharmaceutical and agriculture product company resulting from the merger between drug maker Pharmacia & Upjohn and Monsanto, provides additional exposure to the Healthcare sector. United Parcel Service is an express carrier and package delivery company. United Parcel, with its broad offering of delivery services is positioned to expand both globally and domestically. UPS also has positioned itself to benefit from the growing e-commerce retail environment.

The Fund continues to have large sector weightings in financial services, energy and utilities and a fair amount of exposure to select consumer staples. We believe that these defensive holdings should do relatively well in a volatile market environment.

ROULSTON GOVERNMENT SECURITIES FUND

The graph below compares the increase in value of a hypothetical $10,000 investment in Roulston Government Securities Fund with the performance of a similar investment in the Lehman U.S. Government/Credit Intermediate Bond Index.

Average Annual Total Return*
1 Year.................5.92%
5 Years................5.07%
Since Inception........4.74%
The period ended: 10/31/00
Fund inception: 7/1/93

               Roulston Governemnt     Lehman U.S. Government/Credit
                Securities Fund            Intermediate Bond Index

 7/01/93           $10,000                        $10,000
 7/31/93            10,000                         10,024
10/31/93            10,304                         10,253
 1/31/94            10,346                         10,356
 4/30/94             9,649                          9,966
 7/31/94             9,748                         10,118
10/31/94             9,558                         10,055
 1/31/95             9,733                         10,142
 4/30/95            10,170                         10,540
 7/31/95            10,628                         10,932
10/31/95            10,968                         11,234
 1/31/96            11,350                         11,600
 4/30/96            10,989                         11,366
 7/31/96            11,093                         11,512
10/31/96            11,471                         11,888
 1/31/97            11,545                         12,014
 4/30/97            11,569                         12,095
 7/31/97            12,046                         12,556
10/31/97            12,246                         12,779
 1/31/98            12,575                         13,078
 4/30/98            12,588                         13,175
 7/31/98            12,810                         13,403
10/31/98            13,545                         13,941
 1/31/99            13,546                         14,073
 4/30/99            13,384                         14,013
 7/31/99            13,193                         13,902
10/31/99            13,262                         14,079
 1/31/00            13,092                         13,998
 4/30/00            13,318                         14,227
 7/31/00            13,684                         14,610
10/31/00            14,048                         14,986


*Unlike our Fund, the Lehman U.S. Government/Credit Intermediate Bond Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The U.S. Government/Credit Intermediate Bond Index consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding per value of at least $150 million. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

In order to meet its objective of current income with preservation of capital, the Roulston Government Securities Fund seeks to complement the equity funds through investments in a broad range of investment grade or comparable quality fixed income securities. The Fund will further minimize credit risk by normally having at least 65% of its assets invested in securities issued or guaranteed by the US Government or its agencies and instrumentalities. While changes in interest rates affect the Fund's holdings, the primary focus of the portfolio is to provide a strategy that reflects the use of quantitative analysis, changing market environments and infrastructure, and addresses the degree of risk and yield necessary in preserving liquidity and safety of principal.

When the economy is strong, it becomes harder to distinguish between the myriad of events that bring about financial market volatility. Some of those events possess clear influence, such as the steep rise in oil prices. Other events are more difficult to spot and caused much of the volatility the markets experienced in the second and third quarter of this year. One example is the unemployment rate, which stayed low, confirming the ongoing economic expansion while ignoring that the demand for workers masked the threat of wage inflation. Businesses which flourished in the environment of super high productivity growth managed to hold down margins to such an extent that they overlooked the mild declines in consumer activity that were already beginning to appear in the first quarter. In fact, well into the second quarter most industry and market observers were still inclined to view consumer activity as beholden to the equity markets. As long as the rosy outlook for the markets continued, which they did, consumers were just being fickle. To make matters worse, by the time most of the incremental rises in worker wages were noticed the equity markets had already begun to unwind some of the excesses of the past years, particularly in technology shares. When the preliminary Gross Domestic Product figures for the third quarter were released at the end of October one couldn't help to take notice. Final Domestic Sales, the real one that does not include inventories and trade, had significantly decelerated in the third quarter. The index for Leading Indicators showed a third consecutive monthly decline, which customarily points to weaker growth ahead. Consumer confidence continued to decline as evidenced by the Conference Board surveys. In all, much of the slowdown that has occurred may likely have a self-reinforcing effect. Confidence that was buoyed by the rise in the equity markets was giving way to a more conservative consumer. And the financial wealth effect that spurred the most excessive public and private spending spree in the last one hundred years was beginning to look like it might converge with a lower rate of income growth.

Considering these events, the Roulston Government Securities Fund entered this period well positioned for the drop in rates that ensued. Having under weighted the corporate bond portion of the asset allocation in the second quarter was particularly helpful, in that, corporate credit spreads widened as the declining equity markets gained speed and suggested a possible recession. The widening was a good opportunity for the Fund to increase its corporate investment as well as investment in other asset classes that widened in sympathy. Overall the corporate credit spreads that the Fund holds are of the highest quality, almost entirely made up of single, double and triple `AAA' rated companies. Other investments were found in the mortgage market where the Fund produced a weighting in agency mortgages, and Ginnie Mae mortgages. This asset class provided the protection crucial to the mandate of stable principal within the Fund. By the time uncertainty regarding the severity of the slowdown emerged, spreads started to narrow and the portfolio captured some extra yield.

As the financial markets head into the remainder of the year, the Fund will maintain the bias that the economy will continue to decelerate. Because at the time of this report there is less of a threat of recession, the Federal Reserve Board is likely to leave interest rates unchanged for the rest of 2000. However, with even the slightest evidence of unwinding in the tight employment markets there will be reasons to anticipate an easing of monetary conditions at some point in 2001. The Fund has already experienced an increase in cash flows resulting from these expectations. As the Fund maintains its current blend of spread product and government securities, it should benefit from an easier monetary policy.

ROULSTON EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - 94.24%                                           SHARES                        VALUE

BIOTECHNOLOGY - 17.64%
Affymetrix, Inc. *                                                   5,000                       $ 276,875
AtheroGenics, Inc. *                                                 1,000                           6,625
Chiron Corp. *                                                      10,000                         433,125
COR Therapeutics, Inc. *                                            10,000                         565,000
Curis, Inc. *                                                        5,000                          63,125
Genaissance Pharmaceuticals, Inc. *                                    500                          11,937
Gilead Sciences, Inc. *                                              3,500                         301,000
IDEC Pharmaceuticals Corp. *                                         5,000                         980,625
Inspire Pharmaceuticals, Inc. *                                        500                           9,812
Millennium Pharmaceuticals, Inc. *                                  18,000                       1,306,125
Pharsight Corp. *                                                      500                           3,875
Versicor, Inc. *                                                       500                           6,562
Vertex Pharmaceuticals, Inc. *                                       3,400                         316,572
                                                                                          -----------------
                                                                                                 4,281,258
                                                                                          -----------------
BUSINESS SERVICES - 0.20%
Exodus Communications, Inc. *                                        1,000                          33,562
Luminant Worldwide Corp. *                                             200                             388
WebEx Communications, Inc. *                                           300                          13,519
                                                                                          -----------------
                                                                                                    47,469
                                                                                          -----------------
COMMUNICATIONS SOFTWARE - 0.48%
Apropos Technology, Inc. *                                          10,300                          78,538
TeleCommunications Systems, Inc. *                                   1,500                          23,625
Ulticom, Inc. *                                                        300                          14,325
                                                                                          -----------------
                                                                                                   116,488
                                                                                          -----------------
COMPUTER HARDWARE - 7.11%
Extreme Networks, Inc. *                                             9,400                         779,613
Palm, Inc. *                                                        15,000                         803,438
VA Linux Systems, Inc. *                                             4,900                         143,325
                                                                                          -----------------
                                                                                                 1,726,376
                                                                                          -----------------
CORPORATE, PROFESSIONAL & FINANCIAL SOFTWARE - 16.14%
Agile Software Corp. *                                              10,000                         753,750
Ariba, Inc. *                                                        8,000                       1,011,000
Commerce One, Inc. *                                                15,000                         962,813
i2 Technologies, Inc. *                                              7,000                       1,190,000
                                                                                          -----------------
                                                                                                 3,917,563
                                                                                          -----------------
CONSUMER DURABLES - 0.01%
Lexar Media, Inc. *                                                    200                           1,487
                                                                                          -----------------
DRUGS - 4.20%
Alkermes, Inc. *                                                    12,000                         444,750
Coulter Pharmaceutical, Inc. *                                      15,000                         574,688
                                                                                          -----------------
                                                                                                 1,019,438
                                                                                          -----------------

ROULSTON EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                        SHARES                        VALUE

EDUCATION AND TRAINING SERVICES - 2.60%
Apollo Group, Inc. - Class A *                                      10,500                       $ 410,813
DigitalThink, Inc. *                                                   300                          10,570
Docent, Inc. *                                                       1,000                          25,750
Saba Software, Inc. *                                                7,900                         185,156
                                                                                          -----------------
                                                                                                   632,289
                                                                                          -----------------
ELECTRONICS - 0.04%
Nova Measuring Instruments Ltd. *                                      300                           2,850
Viasystems Group, Inc. *                                               400                           5,675
                                                                                          -----------------
                                                                                                     8,525
                                                                                          -----------------
ENERGY - 0.12%
Universal Compression Holdings, Inc. *                               1,000                          28,875
                                                                                          -----------------
ENGINEERING & SCIENTIFIC SOFTWARE - 0.03%
Numerical Technologies, Inc. *                                         400                           8,200
                                                                                          -----------------
FINANCIAL SERVICES - 0.00%
CMGI, Inc. *                                                            45                             759
                                                                                          -----------------
HEALTH PRODUCTS AND SERVICES - 1.17%
ACLARA BioSciences, Inc. *                                          15,750                         281,531
Aspect Medical Systems, Inc. *                                         250                           2,219
Landacorp, Inc. *                                                      300                             600
                                                                                          -----------------
                                                                                                   284,350
                                                                                          -----------------
INSURANCE - 0.00%
Quotesmith.com, Inc. *                                                 300                             262
                                                                                          -----------------
INTERNET RETAIL - 0.00%
Garden.com, Inc. *                                                     500                              94
MotherNature.com, Inc. *                                               400                             200
                                                                                          -----------------
                                                                                                       294
                                                                                          -----------------
INTERNET & INTRANET SOFTWARE & SERVICE - 3.10%
Akamai Technologies, Inc. *                                          3,200                         163,200
Art Technology Group, Inc. *                                         5,000                         313,750
iBEAM Broadcasting Corp. *                                              50                             281
Resonate, Inc. *                                                       500                          21,188
Support.com, Inc. *                                                    500                           7,125
ValiCert, Inc. *                                                       500                           8,656
Vignette Corp. *                                                     8,000                         238,500
                                                                                          -----------------
                                                                                                   752,700
ROULSTON EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                        SHARES                        VALUE
                                                                                          -----------------
MEDIA -0.07%
ARTISTdirect, Inc. *                                                   500                           $ 344
Snowball.com, Inc. *                                                   200                             294
Vastera, Inc. *                                                        900                          15,975
                                                                                          -----------------
                                                                                                    16,613
                                                                                          -----------------
NETWORKING AND COMMUNICATION DEVICES - 7.50%
Brocade Communications Systems, Inc. *                               4,000                         909,500
CacheFlow, Inc. *                                                    8,000                         864,000
McDATA Corp. - Class B *                                               300                          25,008
Mobility Electronics, Inc. *                                           750                           5,437
OTG Software, Inc. *                                                   500                          15,750
                                                                                          -----------------
                                                                                                 1,819,695
                                                                                          -----------------
SECURITY SOFTWARE & SERVICES - 5.77%
RSA Security, Inc. *                                                10,500                         609,000
VeriSign, Inc. *                                                     6,000                         792,000
                                                                                          -----------------
                                                                                                 1,401,000
                                                                                          -----------------
SEMICONDUCTORS - 17.05%
Applied Micro Circuits Corp. *                                      10,000                         764,375
Broadcom Corp. - Class A *                                           6,000                       1,334,250
C-Cube Microsystems, Inc. *                                         10,000                         195,000
Linear Technology Corp.                                             11,200                         723,100
Microchip Technology, Inc. *                                         2,100                          66,412
OmniVision Technologies, Inc. *                                      1,000                          34,125
Pixelworks, Inc. *                                                  12,500                         416,406
Stanford Microdevices, Inc. *                                          750                          18,797
TranSwitch Corp. *                                                  10,000                         577,500
WJ Communications, Inc. *                                              500                           7,500
                                                                                          -----------------
                                                                                                 4,137,465
                                                                                          -----------------
TELECOMMUNICATIONS - 10.69%
Aether Systems, Inc. *                                               6,000                         483,750
Avanex, Corp. *                                                      9,000                         914,063
Endwave Corp. *                                                        500                           7,188
Corvis Corp. *                                                         650                          42,656
Juniper Networks, Inc. *                                             5,600                       1,092,000
New Focus, Inc. *                                                      200                          12,700
Oplink Communication, Inc. *                                         1,000                          24,375
Tricon Network Systems, Inc. *                                          75                             469
Tycom Ltd. *                                                           500                          16,750
                                                                                          -----------------
                                                                                                 2,593,951
                                                                                          -----------------
ROULSTON EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                        SHARES                        VALUE

VENTURE CAPITAL - 0.32%
Brantley Capital Corp. *                                            10,000                       $  78,125
                                                                                          -----------------

TOTAL COMMON STOCKS (COST $21,586,150)                                                        $ 22,873,182
                                                                                          -----------------

                                                                PRINCIPAL
                                                                 AMOUNT                        VALUE

MONEY MARKET SECURITIES - 4.47%
Firstar Treasury Fund, 5.50 % (a) (Cost $1,085,754)              1,085,754                       1,085,754
                                                                                          -----------------

REPURCHASE AGREEMENT - 5.60%
Firstar Bank, 4.25%, 11/1/00 (collateralized by Federal
Home Loan Mortgage, 6.30%, 9/1/29, Market
Value $1,384,888, Cost $1,358,000)                               1,358,000                       1,358,000
                                                                                          -----------------

TOTAL INVESTMENTS - 104.31%  (COST $24,029,904**)                                               25,316,936
                                                                                          -----------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.31)%                                                 (1,045,772)
                                                                                          -----------------
TOTAL NET ASSETS - 100.00%                                                                    $ 24,271,164
                                                                                          =================

* Non-income producing
** Also represents cost for Federal income tax purposes.
(a) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.

See accompanying notes which are an integral part of the financial statements.

ROULSTON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - 100.07%                                            SHARES                        VALUE

AUSTRALIA - 2.88%
BANKS - 1.84%
National Australia Bank, Ltd. (b)                                           5,265                  $ 369,866
National Australia Bank, Ltd.                                               1,000                     13,887
                                                                                            -----------------
                                                                                                     383,753
                                                                                            -----------------
CONGLOMERATES - 0.52%
Broken Hill Properties, Ltd. (b)                                            5,500                    108,969
                                                                                            -----------------
MULTI MEDIA - 0.52%
The News Corp., Ltd. (b)                                                    2,500                    107,500
                                                                                            -----------------
DENMARK - 0.40%
BANKS - 0.05%
Dan Danske Bank (b)                                                            75                     10,848
                                                                                            -----------------
TELECOMMUNICATIONS - 0.35%
Tele Danmark A/S - Cl B (b)                                                 3,000                     72,750
                                                                                            -----------------
FINILAND - 2.57%
PAPER PRODUCTS - 1.54%
UPM-Kymmene Oyj (b)                                                        11,000                    321,750
                                                                                            -----------------
TECHNOLOGY - 1.03%
Nokia Oyj (b)                                                               5,000                    213,750
                                                                                            -----------------
FRANCE - 15.55%
COSMETICS - 2.19%
L'Oreal SA (b)                                                             30,000                    457,728
                                                                                            -----------------
FOOD & BEVERAGES - 1.93%
Danone (b)                                                                  4,920                    138,744
LVMH (Louis Vuitton Moet Hennessy) (b)                                     17,500                    264,687
                                                                                            -----------------
                                                                                                     403,431
                                                                                            -----------------
HEALTHCARE SERVICES - 2.03%
Aventis SA (b)                                                              5,875                    423,367
                                                                                            -----------------
INSURANCE - 3.18%
AXA-UAP SA (b)                                                             10,000                    664,375
                                                                                            -----------------
MULTI MEDIA - 2.21%
Thomson Multimedia (b)                                                      6,000                    274,125
Vivendi (b)                                                                13,000                    186,668
                                                                                            -----------------
                                                                                                     460,793
                                                                                            -----------------
OIL / REFINING / MARKETING - 3.26%
Bouygues Offshore SA (b)                                                   11,000                    270,875
Total Fina Elf                                                              5,699                    408,191
                                                                                            -----------------
                                                                                                     679,066
                                                                                            -----------------
SEMICONDUCTORS - 0.75%
STMicroelectronics (b)                                                      3,000                    155,813
                                                                                            -----------------

ROULSTON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

GERMANY - 10.40%
BANKS - 4.01%
Commerxbank AG (b)                                                          6,000                  $ 169,105
Deutsche Bank AG (b)                                                        8,120                    667,639
                                                                                            -----------------
                                                                                                     836,744
                                                                                            -----------------
CHEMICALS - 1.12%
BASF AG (b)                                                                   225                      8,831
Bayer AG (b)                                                                5,185                    224,586
Celenese AG (b)                                                                27                        469
                                                                                            -----------------
                                                                                                     233,886
                                                                                            -----------------
CONGLOMERATE - 1.73%
E.ON AG (b)                                                                 7,000                    355,687
RWE AG (b)                                                                    140                      5,625
                                                                                            -----------------
                                                                                                     361,312
                                                                                            -----------------
MANUFACURING - 3.05%
Seimens AG (b)                                                              5,000                    635,733
                                                                                            -----------------
SOFTWARE - 0.49%
SAP AG (b)                                                                  2,000                    102,000
                                                                                            -----------------
HONG KONG - 2.62%
FINANCIAL SERVICES - 2.62%
Hutchinson Whampoa, Ltd. (b)                                                8,800                    545,851
                                                                                            -----------------
IRELAND - 1.74%
HEALTHCARE SERVICES - 1.74%
Elan Corp., Plc. (b) *                                                      7,000                    363,563
                                                                                            -----------------
ITALY - 3.31%
OIL / REFINING / MARKETING - 1.83%
ENI Oil Co. (b)                                                             7,060                    382,123
                                                                                            -----------------
RETAILING - 0.28%
Benetton Group SpA (b)                                                      1,624                     59,378
                                                                                            -----------------
TELECOMMUNICATIONS - 1.20%
Telecom Italia SpA (b)                                                      2,125                    249,687
                                                                                            -----------------
JAPAN - 14.30%
AUTOMOBILES - 2.04%
Honda Motor Ltd.                                                            5,000                    345,937
Toyota Motor Corp. (b)                                                      1,000                     80,130
                                                                                            -----------------
                                                                                                     426,067
                                                                                            -----------------
CHEMICALS - 0.05%
Fuji Photo Film, Ltd (b)                                                      300                     11,138
                                                                                            -----------------
COSMETICS - 0.04%
FANCL Corp.                                                                   130                      8,215
                                                                                            -----------------

ROULSTON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

ELECTRONICS - 1.84%
Hitachi, Ltd (b)                                                            2,205                  $ 245,858
Kyocera Corp (b)                                                              930                    124,387
Nintendo Co, Ltd. (b)                                                         660                     13,729
                                                                                            -----------------
                                                                                                     383,974
                                                                                            -----------------
FINANCIAL SERVICES - 1.89%
Aiful Corp.                                                                   375                     29,537
The Bank of Tokyo-Mitsubishi, Ltd. (b)                                      7,000                     84,000
The Tokio Marine & Fire Insurance Co., Ltd. (b)                             5,000                    280,000
                                                                                            -----------------
                                                                                                     393,537
                                                                                            -----------------
FOOD & BEVERAGE - 0.70%
Ito-Yokado Co., Ltd. (b)                                                    3,000                    141,750
Kirin Brewery Ltd. (b)                                                         50                      5,100
                                                                                            -----------------
                                                                                                     146,850
                                                                                            -----------------
OFFICE / BUSINESS EQUIPMENT - 1.51%
Canon, Inc. (b)                                                             7,775                    315,373
                                                                                            -----------------
TECHNOLOGY - 4.96%
Matsushita Electric Industrial Co., Ltd. (b)                                1,100                    321,475
NEC Corp. (b)                                                               2,200                    223,025
Pioneer Corp. (b)                                                          10,000                    325,000
Sony Corp. (b)                                                              2,000                    166,000
                                                                                            -----------------
                                                                                                   1,035,500
                                                                                            -----------------
TRADING COMPANY - 1.27%
Mitsui & Co., Ltd. (b)                                                      2,000                    264,000
                                                                                            -----------------
NETHERLANDS - 11.74%
BANKS - 3.73%
ING Groep NV (b)                                                           11,250                    778,359
                                                                                            -----------------
CHEMICALS - 0.48%
Akzo Nobel NV (b)                                                           2,210                    100,279
                                                                                            -----------------
ELECTRONICS - 3.50%
Koninklijke (Royal) Philips Electronics NV (b)                             18,296                    730,697
                                                                                            -----------------

FOOD & BEVERAGE - 0.03%
Unilever NV (b)                                                               142                      7,215
                                                                                            -----------------
INSURANCE - 1.55%
Ageon NV (b)                                                                8,000                    323,000
                                                                                            -----------------

OIL / REFINING / MARKETING - 1.14%
Royal Dutch Petroleum Co. (c)                                               4,000                    237,500
                                                                                            -----------------
PUBLISHING - 1.31%
Elsevier NV (b)                                                             8,000                    206,500
Wolters Kluwer NV (b)                                                       3,000                     67,439
                                                                                            -----------------
                                                                                                     273,939
                                                                                            -----------------

NEW ZEALAND - 0.43%
TELECOMMUNICATIONS - 0.43%
Telecom of New Zealand Ltd., (b)                                            5,000                     89,687
                                                                                            -----------------

ROULSTON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

NORWAY - 0.44%
MANUFACTURING - 0.44%
Norsk Hydro AS (b)                                                          2,330                   $ 91,889
                                                                                            -----------------

SINGAPORE - 0.23%
BANKS - 0.23%
DBS Group Holdings Ltd. (b)                                                 1,000                     47,167
                                                                                            -----------------

SPAIN - 4.64%
BANKS - 1.44%
Banco Bilbao Vizcay SA (b)                                                 22,000                    299,750
                                                                                             -----------------
OIL / REFINING / MARKETING - 0.18%
Repsol-YPF, SA (b)                                                          2,420                     38,569
                                                                                             -----------------
TELECOMMUNICAITONS - 2.51%
Telefonica SA (b) *                                                         9,021                    522,654
                                                                                             -----------------
UTILITIES - 0.51%
Endesa SA (b)                                                               6,355                    106,049
                                                                                            -----------------
SWEDEN - 0.34%
AUTO & TRUCKS - 0.01%
Volvo AB (b)                                                                  180                      2,813
                                                                                            -----------------
TELECOMMUNICATIONS - 0.33%
Telefonaktiebolaget LM Ericsson AB (b)                                      5,000                     69,375
                                                                                            -----------------

SWITZERLAND - 8.53%
BANKING - 4.03%
UBS AG (b)                                                                  6,000                    840,000
                                                                                            -----------------
DRUG MANUFACTURER - 4.44%
Novartis AG (b) *                                                          17,000                    652,375
Roche Holdings Ltd (b)                                                      3,000                    273,957
                                                                                            -----------------
                                                                                                     926,332
                                                                                            -----------------
FOOD & BEVERAGES - 0.06%
Nestle SA (b)                                                                 115                     11,912
                                                                                            -----------------

UNITED KINGDOM - 19.95%
BANKS - 7.13%
Barclays Plc (b)                                                            6,500                    767,813
HSBC Holdings Plc (b)                                                       9,970                    718,837
                                                                                            -----------------
                                                                                                   1,486,650
                                                                                            -----------------
CHEMICALS - 0.24%
Imperial Chemical Industries Plc (b)                                        2,000                     49,500
                                                                                            -----------------
FOOD & BEVERAGES - 1.78%
Cadbury Schweppes Plc (b)                                                   5,500                    138,187
Diageo Plc (b)                                                              2,500                     94,063
Unilever Plc (b)                                                            5,000                    139,375
                                                                                            -----------------
                                                                                                     371,625
                                                                                            -----------------

ROULSTON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - CONTINUED                                          SHARES                        VALUE

HEALTHCARE SERVICES - 4.37%
AstraZeneca Group Plc (b)                                                  10,258                  $ 489,178
Glaxo Wellcome Plc (b)                                                      3,500                    203,656
SmithKline Beecham Plc (b)                                                  3,350                    218,378
                                                                                            -----------------
                                                                                                     911,212
                                                                                            -----------------
MEDIA - 2.26%
Reuters Group Plc (b)                                                       4,000                    471,500
                                                                                            -----------------
OIL / REFINING / MARKETING - 2.98%
BP Amoco Plc (b)                                                           12,000                    611,250
Shell Transport & Trading Co (b)                                              220                     10,821
                                                                                            -----------------
                                                                                                     622,071
                                                                                            -----------------
TELECOMMUNICATIONS - 0.34%
British Telecommunications Plc (b)                                            595                     70,805
                                                                                            -----------------
TRANSPORTATION - 0.85%
British Airways Plc (b)                                                     4,000                    177,500
                                                                                            -----------------

TOTAL COMMON STOCKS (COST $21,709,323)                                                          $ 20,876,873
                                                                                            -----------------

                                                                  PRINCIPAL
                                                                   AMOUNT                         VALUE

Money Market Securities - 19.61%
Firstar Treasury Fund, 5.50% (a) (Cost $4,090,736)                      4,090,736                  4,090,736
                                                                                            -----------------

TOTAL INVESTMENTS - 119.68%  (COST $25,800,059**)                                                 24,967,609
                                                                                            -----------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.68)%                                                  (4,104,765)
                                                                                            -----------------
TOTAL NET ASSETS - 100.00%                                                                      $ 20,862,844
                                                                                            =================


* Non-income producing
** Also represents cost for Federal income tax purposes.
(a) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(b) American Depository Receipt / American Depository Shares
(c) New York Registry

See accompanying notes which are an integral part of the financial statements.

ROULSTON GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000
COMMON STOCKS - 100.40%                                          SHARES                        VALUE

COMPUTER HARDWARE - 1.16%
Sun Microsystems, Inc. *                                                    3,500                $ 388,063
                                                                                          -----------------
COMPUTER SOFTWARE & SERVICES - 7.55%
Adobe Systems, Inc.                                                        11,000                  836,687
EMC Corp. *                                                                11,200                  997,500
Microsoft Corp. *                                                          10,000                  688,750
                                                                                          -----------------
                                                                                                 2,522,937
                                                                                          -----------------
CONSUMER DURABLES - 0.71%
The Home Depot, Inc.                                                        5,500                  236,500
                                                                                          -----------------
CONSUMER NON-DURABLES - 4.82%
Anheuser-Busch Companies, Inc.                                              8,000                  366,000
Keebler Foods Co.                                                           8,000                  324,000
PepsiCo, Inc.                                                              19,000                  920,313
                                                                                           -----------------
                                                                                                 1,610,313
                                                                                           -----------------
DIVERSIFIED COMPANIES - 9.16%
General Electric Co.                                                       30,000                1,644,375
Tyco International, Ltd.                                                   25,000                1,417,188
                                                                                           -----------------
                                                                                                 3,061,563
                                                                                           -----------------
DRUGS - 9.82%
ALZA Corp. *                                                                5,000                  404,688
Elan Corp. Plc * (b)                                                        7,000                  363,562
Johnson & Johnson                                                           4,000                  368,500
Merck & Co., Inc.                                                           4,000                  359,750
Pfizer, Inc.                                                               35,000                1,511,563
Pharmacia Corp.                                                             5,000                  275,000
                                                                                           -----------------
                                                                                                 3,283,063
                                                                                           -----------------
ENERGY - 5.03%
Anadarko Petroleum Corp.                                                    6,000                  384,300
Apache Corp.                                                                5,700                  315,281
Devon Energy Corp.                                                          3,300                  166,320
Noble Affiliates, Inc.                                                      4,100                  150,419
Ocean Energy, Inc. *                                                       48,000                  666,000
                                                                                          -----------------
                                                                                                 1,682,320
                                                                                          -----------------
FINANCE - 8.10%
The Charles Schwab Corp.                                                    5,000                  175,625
Citigroup, Inc.                                                            13,533                  712,174
Federal National Mortgage Assoc.                                           11,000                  847,000
Legg Mason, Inc.                                                            6,000                  311,625
MBNA Corp.                                                                 10,000                  375,625
Waddell & Reed Financial, Inc. - Class A                                    9,000                  286,875
                                                                                           -----------------
                                                                                                 2,708,924
                                                                                           -----------------


ROULSTON GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                        SHARES                        VALUE

HEALTH PRODUCTS & SERVICES - 14.47%
Baxter International, Inc.                                                 11,000                $ 904,063
Cardinal Health, Inc.                                                      10,000                  947,500
CVS Corp.                                                                  20,000                1,058,750
Medtronic, Inc.                                                             5,000                  271,562
Patterson Dental Co. *                                                     14,000                  438,375
Stryker Corp.                                                              25,800                1,215,825
                                                                                            -----------------
                                                                                                 4,836,075
                                                                                            -----------------
MATERIALS/SERVICES - 9.28%
Cintas Corp.                                                                8,000                  371,000
Flextronics International  Ltd. *                                          10,000                  380,000
Paychex, Inc.                                                              35,250                1,998,234
Solectron Corp. *                                                           8,000                  352,000
                                                                                             -----------------
                                                                                                 3,101,234
                                                                                             -----------------
NETWORKING PRODUCTS - 7.25%
Cisco Systems, Inc. *                                                      23,000                1,239,125
Foundry Networks, Inc. *                                                    5,000                  332,187
JNI Corp. *                                                                 3,000                  267,188
Juniper Networks, Inc. *                                                    2,000                  390,000
QLogic Corp. *                                                              2,000                  193,500
                                                                                             -----------------
                                                                                                 2,422,000
                                                                                             -----------------
SEMICONDUCTORS - 11.01%
AVX Corp.                                                                  10,000                  286,250
Altera Corp. *                                                             14,400                  589,500
Analog Devices, Inc. *                                                     14,000                  910,000
Dallas Semiconductor Corp.                                                  3,400                  134,725
Microchip Technology, Inc. *                                                6,375                  201,609
Texas Instruments, Inc.                                                     7,000                  343,438
Vitesse Semiconductor Corp. *                                               7,000                  489,562
Xilinx, Inc. *                                                             10,000                  724,375
                                                                                             -----------------
                                                                                                 3,679,459
                                                                                             -----------------
TELECOMMUNICATIONS - 11.10%
ADC Telecommunications, Inc. *                                             53,000                1,132,875
Corning, Inc.                                                              16,700                1,277,550
JDS Uniphase Corp. *                                                        4,000                  325,750
Nortel Networks Corp.                                                      17,000                  773,500
Tellabs, Inc. *                                                             4,000                  199,750
                                                                                             -----------------
                                                                                                 3,709,425
                                                                                             -----------------
UTILITIES - 0.94%
Calpine Corp. *                                                             4,000                  315,750
                                                                                             -----------------

TOTAL COMMON STOCKS (COST $26,690,477)                                                        $ 33,557,626
                                                                                             -----------------


ROULSTON GROWTH FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

                                                                PRINCIPAL
                                                                 AMOUNT                        VALUE

Repurchase Agreement - 3.55%
Firstar Bank, 4.25%, 11/1/00 (collateralized by Federal
Home Loan Mortgage, 6.30%, 9/1/29, Market
Value, $1,208,656, Cost $1,185,000)                                     1,185,000                $ 1,185,000
                                                                                            -----------------

Cash and Equivalents - 3.36%
Firstar Treasury Fund, 5.50% (a) (Cost $1,124,723)                      1,124,723                  1,124,723
                                                                                            -----------------

TOTAL INVESTMENTS - 107.31%  (COST $29,000,200**)                                                 35,867,349
                                                                                            -----------------
LIABILITIES IN EXCESS OTHER ASSETS - (7.31)%                                                      (2,441,851)
                                                                                            -----------------
TOTAL NET ASSETS - 100.00%                                                                      $ 33,425,498
                                                                                            =================


* Non-income producing
** Also represents cost for Federal income tax purposes.
(a) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(b) American Depository Receipt

See accompanying notes which are an integral part of the financial statements.

ROULSTON GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

COMMON STOCKS - 93.23%                                           SHARES                        VALUE

AUTO AND TRANSPORTATION - 6.59%
Boeing Co.                                                                  5,000                 $ 339,063
Ford Motor Co.                                                              9,000                   235,125
Southwest Airlines Co. (a)                                                 12,000                   342,000
                                                                                          -----------------
                                                                                                   916,188
                                                                                          -----------------
CHEMICALS - 1.55%
Great Lakes Chemical Corp.                                                  3,400                  113,475
OM Group, Inc.                                                              2,200                  101,750
                                                                                          -----------------
                                                                                                   215,225
                                                                                         -----------------
CONSUMER PRODUCTS - NON-DURABLES - 1.22%
Ralston Purina Co.                                                          7,000                  169,750
                                                                                          -----------------
ENERGY - 13.17%
Apache Corp.                                                                4,500                  248,906
Baker Hughes, Inc.                                                          7,000                  240,625
BP Amoco Plc                                                                4,000                  203,750
Burlington Resources, Inc.                                                  3,500                  126,000
Chevron Corp.                                                               2,500                  205,312
Coastal Corp.                                                               5,000                  377,188
El Paso Energy Corp.                                                          500                   31,344
Tidewater, Inc.                                                             6,000                  277,125
Transocean Sedco Forex, Inc.                                                3,000                  159,000
                                                                                          -----------------
                                                                                                 1,869,250
                                                                                          -----------------
FINANCIAL DEPOSITORIES - 7.00%
Firstar Corp.                                                              10,500                  206,719
Mellon Financial Corp.                                                      8,500                  410,125
Wells Fargo & Co.                                                           7,700                  356,606
                                                                                          -----------------
                                                                                                   973,450
                                                                                          -----------------
FINANCIAL SERVICES - 11.51%
Citigroup, Inc       .                                                     10,666                  561,298
Morgan, J.P. & Co.                                                          3,500                  579,250
The Bank of New York, Inc.                                                  8,000                  460,500
                                                                                          -----------------
                                                                                                 1,601,048
                                                                                          -----------------
FOOD AND BEVERAGE - 4.70%
Campbell Soup Co.                                                           5,000                  146,250
Hershey Foods Corp.                                                         4,000                  217,250
PepsiCo, Inc.                                                               6,000                  290,625
                                                                                           -----------------
                                                                                                   654,125
                                                                                           -----------------
HEALTHCARE - 6.61%
American Home Products Corp.                                                6,500                  412,750
Johnson & Johnson                                                           5,500                  506,688
                                                                                            -----------------
                                                                                                   919,438
                                                                                            -----------------

ROULSTON GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                         SHARES                        VALUE

Insurance - 14.18%
American International Group, Inc.                                          6,000                 $ 588,000
AXA-UAP SA (c)                                                              5,000                   332,188
March & McLennan Companies, Inc.                                            4,500                   588,375
The Chubb Corp.                                                             5,500                   464,406
                                                                                             -----------------
                                                                                                  1,972,969
                                                                                             -----------------
MANUFACTURING - 1.76%
Illinois Tool Works, Inc.                                                   2,500                   138,906
Minnesota Mining & Manufacturing Co.                                        1,100                   106,288
                                                                                             -----------------
                                                                                                    245,194
                                                                                             -----------------
MATERIALS AND PROCESSING - 0.62%
Alcoa, Inc.                                                                 3,000                    86,062
                                                                                             -----------------

PAPER AND PAPER PRODUCTS - 1.51%
Boise Cascade Corp.                                                         3,500                   100,406
Mead Corp.                                                                  3,800                   109,963
                                                                                             -----------------
                                                                                                    210,369
                                                                                             -----------------

PHARMACEUTICALS - 1.78%
Pharmacia Corp.                                                             4,500                    247,500
                                                                                             -----------------

RETAIL - 4.67%
CVS Corp.                                                                   6,000                   317,625
Target Corp.                                                               12,000                   331,500
                                                                                             -----------------
                                                                                                    649,125
                                                                                             -----------------
TECHNOLOGY - 3.60%
Dallas Semiconductor Corp.                                                  7,000                    277,375
Hewlett-Packard Co.                                                         4,800                    223,200
                                                                                             -----------------
                                                                                                     500,575
                                                                                             -----------------
TELECOMMUNICATIONS - 0.71%
Verizon Communications                                                      1,710                     98,859
                                                                                             -----------------

TRANSPORTATION - 0.87%
United Parcel Service, Inc.                                                 2,000                    121,500
                                                                                             -----------------

UTILITIES - 10.92%
Alliant Corp.                                                              10,000                    303,125
Dominion Resources, Inc.                                                    4,500                    268,031
Duke Energy Corp.                                                           7,500                    648,281
Exelon Corp.                                                                5,000                    300,625
                                                                                             -----------------
                                                                                                   1,520,062
                                                                                             -----------------

TOTAL COMMON STOCKS (COST $10,435,806)                                                          $ 12,970,689
                                                                                             -----------------


ROULSTON GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

                                                                PRINCIPAL
                                                                 AMOUNT                        VALUE

Money Market Securities - 4.59%
Firstar Treasury Fund, 5.50% (b) (Cost $638,867)                          638,867                  $ 638,867
                                                                                             -----------------
REPURCHASE AGREEMENT - 2.49%
Firstar Bank, 4.25%, 11/01/00 (collateralized by Federal
Home Loan Mortgage, 6.30%, 9/1/29, Market
Value $353,885, Cost $347,000)                                            347,000                    347,000
                                                                                             -----------------

TOTAL INVESTMENTS - 100.31%  (COST $11,421,673**)                                                 13,956,556
                                                                                             -----------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.31)%                                                      (43,490)
                                                                                            -----------------

TOTAL NET ASSETS - 100.00%                                                                     $  13,913,066
                                                                                             =================

** Also represents cost for Federal income tax purposes.
(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.
(c) American Depository Shares

See accompanying notes which are an integral part of the financial statements.

ROULSTON GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000

                                                                   PRINCIPAL
FIXED INCOME SECURITIES - 94.48%                                     AMOUNT                        VALUE

Corporate Bonds - 27.12%

Automotive - 1.85%
DaimlerChrysler NA, 7.125%, 04/10/03                                    1,000,000                $ 1,000,348
                                                                                             -----------------
COMPUTER HARDWARE - 2.33%
Hewlett Packard Co., 7.15%, 06/15/05                                      250,000                    250,646
Sun Microsystems, Inc., 7.35%, 08/15/04                                 1,000,000                  1,008,000
                                                                                             -----------------
                                                                                                   1,258,646
                                                                                             -----------------
COMPUTER SOFTWARE & SERVICES - 1.87%
Computer Science Corp., 7.50% 08/08/05                                  1,000,000                  1,010,692
                                                                                             -----------------

CONSUMER DURABLES - 1.88%
Leggett & Platt, Inc. 7.65%, 02/15/05                                   1,000,000                  1,019,374
                                                                                             -----------------
CONSUMER NON-DURABLES - 2.31%
Hasbro, Inc., 7.95%, 03/15/03                                             250,000                    250,415
Proctor & Gamble Co., 6.60%, 12/15/04                                   1,000,000                    996,845
                                                                                             -----------------
                                                                                                   1,247,260
                                                                                             -----------------
FINANCE - 10.76%
Ford Motor Credit Co., 7.50%, 06/15/03                                  1,000,000                  1,005,907
General Electric Capital Corp., 7.00%, 02/03/03                         1,000,000                  1,008,096
General Electric Capital Corp., 7.50%, 05/15/05                         1,000,000                  1,023,531
Goldman Sachs Group, 7.625%, 08/17/05                                     500,000                    506,784
HSBC Finance, 7.40%, 04/15/03                                           1,000,000                  1,010,027
Morgan Stanley Dean Witter & Co.,7.75%, 06/15/05                          500,000                    510,853
Travelers Group Salomon Smith Barney, 7.50%, 02/01/03                     500,000                    505,696
Wells Fargo & Co., 7.20%, 05/01/03                                        250,000                    252,259
                                                                                             -----------------
                                                                                                   5,823,153
                                                                                             -----------------

MANUFACTURING - ELECTRICAL PRODUCTS - 0.48%
Emerson Electric, 7.875%, 06/01/05                                        250,000                    259,841
                                                                                             -----------------

TELECOMMUNICATIONS - 5.64%

Deutsche Telekom International, 7.75%, 06/15/05                         1,000,000                   1,017,993
Vodafone Airtouch Plc, 7.625%, 02/15/05                                 1,000,000                   1,017,890
WorldCom, Inc. 7.875%, 05/15/03                                         1,000,000                   1,017,519
                                                                                             -----------------
                                                                                                    3,053,402
                                                                                             -----------------
TOTAL CORPORATE BONDS                                                                              14,672,716
                                                                                             -----------------

ROULSTON GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.79%

FEDERAL HOME LOAN MORTGAGE CORP - 9.17%
7.00%, 02/15/03                                                         1,000,000                    1,012,136
7.375%, 05/15/03                                                        1,000,000                    1,022,114
6.50%, 01/15/22                                                         1,000,000                      987,365
6.25%, 12/15/22                                                         1,000,000                      967,445
6.00%, 02/15/23                                                         1,000,000                      971,555
                                                                                             -----------------
                                                                                                     4,960,615
                                                                                             -----------------

FANNIE MAE - 3.62%
6.55%, 10/25/20                                                         1,000,000                      990,295
6.25%, 10/25/22                                                         1,000,000                      967,375
                                                                                             -----------------
                                                                                                     1,957,670
                                                                                             -----------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                             6,918,285
                                                                                              -----------------

U.S. GOVERNMENT OBLIGATIONS - 54.57%

U.S. TREASURY BILL - 0.09%
0.00%, 03/29/01                                                            52,000                      50,711
                                                                                             -----------------

U.S. TREASURY NOTES - 54.48%
6.625%, 05/31/02                                                        2,000,000                   2,016,578
6.50%, 05/15/05                                                         3,000,000                   3,082,254
6.75%, 05/15/05                                                         7,000,000                   7,259,224
6.50%, 08/15/05                                                         4,500,000                   4,626,108
6.875%, 05/15/06                                                        4,000,000                   4,194,328
6.50%, 10/15/06                                                         3,500,000                   3,610,555
6.625%, 05/15/07                                                        4,500,000                   4,685,818
                                                                                             -----------------
                                                                                                   29,474,865
                                                                                             -----------------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                  29,525,576
                                                                                             -----------------


TOTAL FIXED INCOME SECURITIES (COST $49,843,398)                                                   51,116,577
                                                                                              -----------------

MONEY MARKET SECURITIES - 3.49%
Firstar Treasury Fund, 5.50% (a) (Cost $1,890,425)                      1,890,425                   1,890,425
                                                                                             -----------------

TOTAL INVESTMENTS - 97.97%  (COST $51,733,823**)                                                   53,007,002
                                                                                             -----------------

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.03%                                                       1,100,021
                                                                                             -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 54,107,023
                                                                                             =================



** Also represents cost for Federal income tax purposes.
(a) Variable rate security; the coupon rate shown represents the rate at October 31, 2000.

ROULSTON GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000 - CONTINUED

AT OCTOBER 31, 2000,  THE FUND'S OPEN SHORT POSITION  FUTURES  CONTRACTS WERE AS
FOLLOWS:

     NUMBER
       OF
      SHORT                    CONTRACT               EXPIRATION                  UNREALIZED
    CONTRACTS                    TYPE                     DATE                    APPRECIATION

       15                   U.S. Treasury Note       December 2000                  7,349

See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
STATEMENT OF ASSETS AND LIABILITIES - October 31, 2000


                                   ROULSTON         ROULSTON        ROULSTON         ROULSTON          ROULSTON
                                   EMERGING        INTERNATIONAL     GROWTH          GROWTH AND       GOVERNMENT
                                   GROWTH FUND      EQUITY FUND       FUND          INCOME FUND      SECURITIES FUND
Assets:

Investments in securities at value
  (cost $24,029,904, 25,800,059,
   29,000,200, 11,421,673,
     51,733,823 respectively)     $ 25,316,936     $ 24,967,609    $ 35,867,349     $ 13,956,556    $ 53,007,002
Cash                                         -                -               -           16,554               -
Receivable for capital stock sold      456,905                -         358,573           95,515         636,945
Receivable for securities sold       2,173,883                -         338,155                -               -
Dividends and interest receivable        7,997           26,223          16,501           16,526       1,050,385
Variation Margin on futures
  contracts (Note 7)                         -                -               -                -          15,056
Other assets                               772           21,745           1,893            1,248           1,736
                                 --------------   --------------  --------------  ---------------  --------------
     Total assets                   27,956,493       25,015,577      37,023,780       14,086,399      54,711,124
                                 --------------   --------------  --------------  ---------------  --------------

Liabilities:

Payable to custodian                   113,078           76,077           2,026                -         544,532
Payable for capital stock redeemed     348,909        1,338,348         182,995          134,347          15,766
Payable for securities purchased     3,175,582        2,692,509       2,906,566                -               -
Accrued expenses                        32,516                -          54,581           37,700          32,618
Payable to adviser                      15,244           12,444          10,805            1,286          11,185
Distributions payable                        -           33,355               -                -               -
                                 --------------   --------------  --------------  ---------------  --------------
     Total liabilities               3,685,329        4,152,733       3,598,282          173,333         604,101
                                 --------------   --------------  --------------  ---------------  --------------

Net Assets:

Applicable to 773,339, 1,818,568,
  2,237,006, 1,145,065 and
  5,551,525 shares outstanding,
  respectively                    $ 24,271,164     $ 20,862,844    $ 33,425,498     $ 13,913,066    $ 54,107,023
                                 ==============   ==============  ==============  ===============  ==============

Net Assets Consist of:

Capital paid-in                     23,043,441       21,650,448      24,737,336       13,329,236      53,369,697
Undistributed net investment
  income (loss)                              -          (56,018)              -            9,719          (2,278)
Accumulated net realized gain
  (loss) on investments                (59,309)         100,864       1,821,013       (1,960,772)       (540,924)
Net unrealized appreciation (depreciation) on:

  Investments                        1,287,032         (832,450)      6,867,149        2,534,883       1,273,179
  Futures contracts                          -                -               -                -           7,349
                                 --------------   --------------  --------------  ---------------  --------------
                                  $ 24,271,164     $ 20,862,844    $ 33,425,498     $ 13,913,066    $ 54,107,023
                                 ==============   ==============  ==============  ===============  ==============

Net asset value, offering and
  redemption price per share           $ 31.38          $ 11.47         $ 14.94          $ 12.15          $ 9.75
                                 ==============   ==============  ==============  ===============  ==============

See accompnaying notes with are an integral part of the financial statements.

ROULSTON FUNDS
STATEMENT OF OPERATIONS



                                     For the Year Ended October 31, 2000

                                  ROULSTON         ROULSTON         ROULSTON         ROULSTON         ROULSTON
                                  EMERGING        INTERNATIONAL      GROWTH          GROWTH AND      GOVERNMENT
                                  GROWTH FUND      EQUITY FUND        FUND           INCOME FUND     SECURITIES FUND

Investment Income:

Dividends                            $ 3,538        $ 265,177  (a)   $ 134,463        $ 336,242              $ -
Interest                             134,223           58,786           80,625           19,370        2,610,115
                                -------------    -------------    -------------    -------------    -------------
     Total investment income         137,761          323,963          215,088          355,612        2,610,115
                                -------------    -------------    -------------    -------------    -------------

Expenses:
Investment advisory fees

  (Note 3)                           143,256          136,451          250,428          138,533           99,968
Distribution expense (Note 3)         47,752           45,484           83,476           46,178           99,995
Administration expense                24,792           24,031           52,079           35,424           49,835
Transfer agent fees                   28,601           34,249           55,999           39,058           32,218
Legal fees                            13,824           10,603           24,033           14,535           18,601
Pricing fees                          12,352           14,949           18,677           12,594           20,647
Registration expenses                 15,001           16,000           17,189           15,000           13,001
Custodian fees                        22,555           19,327           25,058           31,661           22,424
Printing fees                          5,311            5,628           11,588            3,164           10,732
Auditing fees                          8,656            9,230           17,527           10,615           17,381
Insurance fees                         1,587            1,140           14,870           11,221            4,662
Trustee fees                           6,297            3,062            5,739            3,244            6,104
Amortization of organizational
  costs (Note 1)                           -                -            1,550            1,550            1,550
Miscellaneous expenses                 6,518            4,905           10,273            3,352            1,396
                                -------------    -------------    -------------    -------------    -------------
     Total expenses                  336,502          325,059          588,486          366,129          398,514
Expenses reimbursed (Note 3)          (2,478)          (2,060)        (127,472)         (89,762)         (37,419)
                                -------------    -------------    -------------    -------------    -------------
     Net expenses                    334,024          322,999          461,014          276,367          361,095
                                -------------    -------------    -------------    -------------    -------------

Net Investment Income/(Loss)        (196,263)             964         (245,926)          79,245        2,249,020
                                -------------    -------------    -------------    -------------    -------------

Realized and Unrealized Gain/(Loss) on Investments:

Net realized gain/(loss) on
  investments                        (62,373)         103,404        2,787,110       (1,248,294)        (403,500)
Net change in unrealized
  appreciation/(depreciation) on
  investments                        771,683         (931,776)       3,830,393          673,226        1,284,447
                                  -------------    -------------    -------------    -------------    -------------
Net realized and unrealized
  gain/(loss) on investments         709,310         (828,372)       6,617,503         (575,068)         880,947 (b)
                                -------------    -------------    -------------    -------------    -------------
  Increase/(Decrease) in Net

  Assets from Operations           $ 513,047       $ (827,408)     $ 6,371,577       $ (495,823)     $ 3,129,967
                                =============    =============    =============    =============    =============


(a) Dividends are net of $39,365 of foreign taxes withheld.
(b) Includes unrealized appreciation from futures of $7,349.

See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                        ROULSTON                         ROULSTON                    ROULSTON
                                    EMERGING GROWTH                    INTERNATIONAL                  GROWTH
                                           FUND                         EQUITY FUND                    FUND
                                 -------------------------------------------------------------------------------------------

                                     Year           Period          Year           Period          Year           Year
                                     Ended          Ended          Ended           Ended          Ended           Ended
                                   10/31/00      10/31/99 (a)     10/31/00      10/31/99 (a)     10/31/00       10/31/99
                                 -------------------------------------------------------------------------------------------

Operations:
Net investment income/(loss)        $ (196,263)      $ (3,688)         $ 964        $ (1,733)    $ (245,926)     $ (129,539)
Net realized gain/(loss) on
  investments                          (62,373)       200,921        103,404          19,450      2,787,110       1,202,908
Net change in unrealized
  appreciation (depreciation)
  on investments                       771,683        515,349       (931,776)         99,326      3,830,393      (5,781,566)
                                 --------------  -------------  -------------   -------------  -------------  --------------

Increase/(Decrease) in net assets      513,047        712,582       (827,408)        117,043      6,371,577      (4,708,197)
                                 --------------  -------------  -------------   -------------  -------------  --------------

Dividends and Distributions
  to Shareholders:

From net investment income                   -              -        (55,252)              -              -               -
From net realized gains               (197,857)             -        (21,990)              -     (1,292,477)    (10,062,251)
                                 --------------  -------------  -------------   -------------  -------------  --------------
Total distributions                   (197,857)             -        (77,242)              -     (1,292,477)    (10,062,251)
                                 --------------  -------------  -------------   -------------  -------------  --------------

Capital Share Transactions:
Proceeds from shares sold           29,313,198      2,627,024     27,936,155       2,575,025     32,548,193      16,187,480
Reinvestment of dividends              197,568              -         76,689               -      1,281,949       9,955,688
Amount paid for repurchase
  of shares                         (8,838,296)       (56,102)    (8,918,034)        (19,384)   (41,895,291)    (40,348,304)
                                 --------------  -------------  -------------   -------------  -------------  --------------
Net increase (decrease) from
  capital transactions              20,672,470      2,570,922     19,094,810       2,555,641     (8,065,149)    (14,205,136)
                                 --------------  -------------  -------------   -------------  -------------  --------------

Total increase (decrease) in
  net assets                        20,987,660      3,283,504     18,190,160       2,672,684     (2,986,049)    (28,975,584)

Net Assets:
Beginning of period                  3,283,504              -      2,672,684               -     36,411,547      65,387,131
                                 --------------  -------------  -------------   -------------  -------------  --------------
End of period                      $24,271,164    $ 3,283,504    $20,862,844     $ 2,672,684    $33,425,498     $36,411,547
                                 ==============  =============  =============   =============  =============  ==============

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                         $ -            $ -      $ (56,018)            $ -            $ -      $ (323,462)
                                 --------------  -------------  -------------   -------------  -------------  --------------

Capital Share Transactions:

Shares sold                            866,096        174,830      2,302,456         263,309      2,284,007       1,222,425
Shares issued on reinvestment
  of dividends                           7,288              -          6,224               -        100,624         614,567
Shares repurchased                    (269,693)        (5,182)      (742,320)         (2,009)    (3,003,110)     (2,956,848)
                                 --------------  -------------  -------------   -------------  -------------  --------------

Net increase (decrease) from
  capital transactions                 603,691        169,648      1,566,360         261,300       (618,479)     (1,119,856)
                                 ==============  =============  =============   =============  =============  ==============

(a) For the period 7/1/99 (inception) to 10/31/99.

ROULSTON FUNDS
STATEMENT OF CHANGES IN NET ASSETS


                                            ROULSTON                       ROULSTON
                                       GROWTH AND INCOME                  GOVERNMENT
                                             FUND                       SECURITIES FUND
                                    -----------------------------------------------------------
                                       Year          Period          Year           Period
                                       Ended         Ended          Ended           Ended
                                      10/31/00      10/31/99       10/31/00        10/31/99
                                    ------------------------------------------------------------

Operations:

Net investment income (loss)          $ 79,245       $ 15,301    $ 2,249,020       $ 253,985
Net realized gain/(loss) on
  investments                       (1,248,294)     5,434,280       (403,500)       (118,323)
Net change in unrealized
  appreciation (depreciation)
  on investments                       673,226     (5,371,568)     1,284,447        (226,890)
                                 --------------  -------------  -------------   -------------

Increase/Decrease in net assets       (495,823)        78,013      3,129,967         (91,228)
                                 --------------  -------------  -------------   -------------

Dividends and Distributions
  to Shareholders:

From net investment income             (40,906)       (22,171)    (2,251,297)       (253,966)
From net realized gains             (5,422,162)    (2,716,374)             -               -
                                 --------------  -------------  -------------   -------------
Total distributions                 (5,463,068)    (2,738,545)    (2,251,297)       (253,966)
                                 --------------  -------------  -------------   -------------

Capital Share Transactions:

Proceeds from shares sold            6,506,301     23,543,757     56,663,444      12,015,925
Reinvestment of dividends            5,278,830      1,813,267      1,511,561         234,777
Amount paid for repurchase
  of shares                        (21,783,348)   (25,873,256)   (17,684,899)     (4,224,017)
                                 --------------  -------------  -------------   -------------
Net increase (decrease) from
  capital transactions              (9,998,217)      (516,232)    40,490,106       8,026,685
                                 --------------  -------------  -------------   -------------

Total increase (decrease) in
  net assets                       (15,957,108)    (3,176,764)    41,368,776       7,681,491

Net Assets:
Beginning of period                 29,870,174     33,046,938     12,738,247       5,056,756
                                 --------------  -------------  -------------   -------------
End of period                      $13,913,066    $29,870,174    $54,107,023     $12,738,247
                                 ==============  =============  =============   =============


Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                     $ 9,719      $ (28,583)      $ (2,278)          $ (15)
                                 --------------  -------------  -------------   -------------

Capital Share Transactions:

Shares sold                            568,123      1,445,258      5,660,049       1,224,142
Shares issued on reinvestment
  of dividends                         463,934        108,971        157,051          22,213
Shares repurchased                  (1,894,926)    (1,626,151)    (1,573,640)       (423,245)
                                 --------------  -------------  -------------   -------------
Net increase (decrease) from
  capital transactions                (862,869)       (71,922)     4,243,460         823,110
                                 ==============  =============  =============   =============


See accompany notes which are an integral part of the financial statements.

ROULSTON FUNDS
FINANCIAL HIGHLIGHTS


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented

                                                                                   ROULSTON

                                              ROULSTON EMERGING                   INTERNATIONAL
                                                 GROWTH FUND                       EQUITY FUND

                                          -------------------------------   -------------------------------
                                            Year            Period            Year             Period
                                            Ended            Ended            Ended            Ended
                                          10/31/00       10/31/99 (a)       10/31/00        10/31/99 (a)
                                          -------------------------------   -------------------------------

Net Asset Value, beginning of

  period                                      $ 19.35          $ 10.00          $ 10.23          $ 10.00
                                          --------------   --------------   --------------    -------------

Income from Investment
  Operations:

Net investment income (loss)                    (0.35)           (0.02)               -            (0.01)
Net realized and unrealized gain
  (loss) on investments                         13.19             9.37             1.31             0.24
                                          --------------   --------------   --------------    -------------
Total from investment operations                12.84             9.35             1.31             0.23
                                          --------------   --------------   --------------    -------------

Less Distributions:
From net investment income                          -                -            (0.03)               -
From realized capital gains                     (0.81)               -            (0.04)               -
                                         --------------   --------------   --------------    -------------
Total distributions                             (0.81)               -            (0.07)               -
                                        --------------   --------------   --------------    -------------

Net Asset Value, end of period                $ 31.38          $ 19.35          $ 11.47          $ 10.23
                                        ==============   ==============   ==============    =============

Total Return                                   67.22%           93.30% (b)       12.74%            2.30% (b)

Ratios/Supplemental Data:
Net Assets, end of period (000)              $ 24,271          $ 3,284         $ 20,863          $ 2,673
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                       1.76%           11.54% (c)        1.79%           15.24% (c)
    after reimbursement of
      expenses by Adviser                       1.75%            1.95% (c)        1.78%            1.95% (c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                       (1.04)%         (10.46)(c)        (0.01)%         (13.86)(c)
    after reimbursement of
      expenses by Adviser                       (1.03)%          (0.87)(c)          0.01%          (0.57)(c)
Portfolio turnover                              302.63%         79.91% (b)         58.37%         51.26% (b)

(a) For the period 7/1/99 (inception) to 10/31/99.
(b) For periods of less than one full year, total return and portfolio turnover are not annualized.

(c) Annualized


ROULSTON FUNDS
FINANCIAL HIGHLIGHTS


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented

                                                                 ROULSTON GROWTH
                                                                      FUND

                                        --------------------------------------------------------------------------------

                                            Year             Year             Year              Year            Year
                                            Ended            Ended            Ended            Ended           Ended
                                          10/31/00         10/31/99         10/31/98          10/31/97        10/31/96
                                        --------------------------------------------------------------------------------

Net Asset Value, beginning of

  period                                      $ 12.75          $ 16.45          $ 18.88          $ 15.50        $ 13.55
                                        --------------   --------------   --------------    -------------    -----------

Income from Investment
  Operations:

Net investment income (loss)                    (0.11)           (0.06)           (0.03)           (0.01)          0.02
Net realized and unrealized gain
  (loss) on investments                          2.78            (1.03)           (1.30)            4.55           2.16
                                        --------------   --------------   --------------    -------------    -----------
Total from investment operations                 2.67            (1.09)           (1.33)            4.54           2.18
                                        --------------   --------------   --------------    -------------    -----------

Less Distributions:
From net investment income                          -                -                -            (0.01)         (0.03)
From realized capital gains                     (0.48)           (2.61)           (1.10)           (1.15)         (0.20)
                                        --------------   --------------   --------------    -------------    -----------
Total distributions                             (0.48)           (2.61)           (1.10)           (1.16)         (0.23)
                                        --------------   --------------   --------------    -------------    -----------

Net Asset Value, end of period                $ 14.94          $ 12.75          $ 16.45          $ 18.88        $ 15.50
                                        ==============   ==============   ==============    =============    ===========

Total Return                                   21.56%            (9.18)%          (7.73)%         31.00%         16.28%

Ratios/Supplemental Data:

Net Assets, end of period (000)              $ 33,425         $ 36,412         $ 65,387         $ 77,017       $ 57,198
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                       1.76%            1.57%            1.43%            1.58%          1.69%
    after reimbursement of
      expenses by Adviser                       1.38%            1.38%            1.38%            1.38%          1.38%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                       (1.12)%          (0.44)%          (0.18)%          (0.25)%        (0.16)%
    after reimbursement of
      expenses by Adviser                       (0.74)%          (0.26)%          (0.13)%          (0.05)%        0.15%
Portfolio turnover                               98.87%          121.21%           52.23%           41.16%         58.01%



ROULSTON FUNDS
FINANCIAL HIGHLIGHTS


The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented

                                                  ROULSTON GROWTH AND INCOME
                                                             FUND

                                       --------------------------------------------------------------------------------
                                            Year             Year             Year              Year            Year
                                            Ended            Ended            Ended            Ended           Ended
                                          10/31/00         10/31/99         10/31/98          10/31/97        10/31/96
                                        --------------------------------------------------------------------------------

Net Asset Value, beginning of

  period                                      $ 14.88          $ 15.89          $ 17.87          $ 14.22        $ 12.29
                                        --------------   --------------   --------------    -------------    -----------

Income from Investment
  Operations:

Net investment income (loss)                     0.05             0.01             0.01             0.05           0.13
Net realized and unrealized gain
  (loss) on investments                          0.10            (0.08)           (0.15)            4.83           2.04
                                        --------------   --------------   --------------    -------------    -----------
Total from investment operations                 0.15            (0.07)           (0.14)            4.88           2.17
                                        --------------   --------------   --------------    -------------    -----------

Less Distributions:
From net investment income                      (0.03)           (0.01)               -            (0.09)         (0.14)
From realized capital gains                     (2.85)           (0.93)           (1.84)           (1.14)         (0.10)
                                        --------------   --------------   --------------    -------------    -----------
Total distributions                             (2.88)           (0.94)           (1.84)           (1.23)         (0.24)
                                        --------------   --------------   --------------    -------------    -----------

Net Asset Value, end of period                $ 12.15          $ 14.88          $ 15.89          $ 17.87        $ 14.22
                                        ==============   ==============   ==============    =============    ===========

Total Return                                    2.28%            (1.07)%          (1.20)%         36.61%         17.77%
Ratios/Supplemental Data:

Net Assets, end of period (000)              $ 13,913         $ 29,870         $ 33,047         $ 30,841       $ 23,071
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                       1.98%            1.61%            1.53%            1.76%          1.83%
    after reimbursement of
      expenses by Adviser                       1.50%            1.48%            1.49%            1.50%          1.50%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                       (0.06)%          (0.29)%          (0.02)%          0.03%          0.58%
    after reimbursement of
      expenses by Adviser                       0.43%            0.04%            0.02%            0.29%          0.91%
Portfolio turnover                             95.46%          126.99%           40.43%           42.45%         34.02%

ROULSTON FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented

                                                                ROULSTON GOVERNMENT SECURITIES
                                                                              FUND

                                        --------------------------------------------------------------------------------
                                            Year             Year             Year              Year            Year
                                            Ended            Ended            Ended            Ended           Ended
                                          10/31/00         10/31/99         10/31/98          10/31/97        10/31/96
                                        --------------------------------------------------------------------------------

Net Asset Value, beginning of

  period                                       $ 9.74          $ 10.43           $ 9.90           $ 9.75         $ 9.84
                                        --------------   --------------   --------------    -------------    -----------

Income from Investment
  Operations:

Net investment income (loss)                     0.54             0.47             0.49             0.49           0.49
Net realized and unrealized gain
  (loss) on investments                          0.01            (0.69)            0.53             0.15          (0.05)
                                        --------------   --------------   --------------    -------------    -----------
Total from investment operations                 0.55            (0.22)            1.02             0.64           0.44
                                        --------------   --------------   --------------    -------------    -----------

Less Distributions:
From net investment income                      (0.54)           (0.47)           (0.49)           (0.49)         (0.53)
From realized capital gains                         -                -                -                -              -
                                        --------------   --------------   --------------    -------------    -----------
Total distributions                             (0.54)           (0.47)           (0.49)           (0.49)         (0.53)
                                        --------------   --------------   --------------    -------------    -----------

Net Asset Value, end of period                 $ 9.75           $ 9.74          $ 10.43           $ 9.90         $ 9.75
                                        ==============   ==============   ==============    =============    ===========

Total Return                                    5.92%            (2.09)%         10.61%            6.76%          4.58%

Ratios/Supplemental Data:

Net Assets, end of period (000)              $ 54,107         $ 12,738          $ 5,057          $ 4,411        $ 5,752
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                       1.00%            2.34%            2.19%            2.70%          2.05%
    after reimbursement of
      expenses by Adviser                       0.90%            0.90%            0.90%            0.90%          0.90%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                       5.53%            3.38%            3.60%            3.23%          3.78%
    after reimbursement of
      expenses by Adviser                       5.62%            4.81%            4.89%            5.03%          4.93%
Portfolio turnover                            228.10%          837.17%           89.89%           21.01%         21.23%

See accompanying notes which are an integral part of the financial statements.

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE 1.  ORGANIZATION

     Roulston Funds (the "Trust") is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. The Trust currently consists of five funds (the "Funds"): Roulston Growth Fund (the "Growth Fund"), Roulston Growth and Income Fund (the "Growth and Income Fund"), Roulston Government Securities Fund (the "Government Fund"), Roulston International Equity Fund (the "International Equity Fund") and Roulston Emerging Growth Fund (the "Emerging Growth Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). On April 29, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, the Growth Fund, the Growth and Income Fund and the Government Fund of the Trust (collectively, the "Acquiring Funds") acquired, in a tax free reorganization, all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund and the Roulston Government Securities Fund (collectively, the "Acquired Funds") of the Advisors' Inner Circle Fund, a Massachusetts business trust, respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The reorganization was approved by the shareholders of the Acquired Funds on March 24, 1995. For accounting purposes, the Reorganization was accounted for in a manner similar to a pooling of interest.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust.

     SECURITY VALUATION: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not readily available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which report actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or other market system on which the security is principally traded.

     For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. Roulston & Company, Inc., as the Funds' adviser ("Roulston") may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. Short-term investments with a maturity of 60 days or less are valued amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS: All Funds may enter into repurchase agreements with financial institutions deemed to be credit worthy by Roulston subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

     FEDERAL INCOME TAXES: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     DIVIDENDS AND DISTRIBUTIONS: Substantially all of the net investment income (exclusive of capital gains) of the Growth Fund, Growth and Income Fund, International Equity Fund and the Emerging Growth Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.

     DEFERRED ORGANIZATION COSTS: Organizational costs of the Acquiring Funds are being amortized on a straight-line basis over five years commencing April 29, 1995. The International Equity Fund and the Emerging Growth Fund did not incur any organizational costs.

     FOREIGN CURRENCY TRANSLATION: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation / (depreciation) on investments.

     OTHER: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and/or net realized gains.

NOTE 3.  RELATED PARTY TRANSACTIONS

     The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of January 20, 1995, as amended as of July 1, 1999. Under the terms of the Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets and 0.50% of each Funds assets of $100 million or more. With respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.

     Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of March 1, 1996 (the "Plan"), under which each Fund is authorized to pay or reimburse
Roulston Research Corp. (the "Distributor"), ultimately a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the distributor and the participating organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.

     Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds until further written notice to shareholders to the extent necessary to cause total operating expenses as a percentage of net assets of the Growth Fund, the Growth and Income Fund, the Government Fund, the International Equity Fund and the Emerging Growth Fund not to exceed 1.38%, 1.50%, 0.90%, 1.95% and 1.95%, respectively.

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 3.  RELATED PARTY TRANSACTIONS - CONTINUED

     Information regarding these transactions is as follows for the year ended October 31, 2000:

                            Emerging     International
                             Growth         Equity       Growth     Growth and     Government
                              Fund           Fund         Fund      Income Fund       Fund
-------------------------------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES:
Fees before waiver          $143,256      $136,451      $250,428      $138,533        $99,968
Fees waived                   (2,478)       (2,060)     (127,472)      (89,762)       (37,419)
RULE 12B-1 FEES               47,752        45,484        83,476        46,178         99,995
                            ---------     ---------     ---------     ---------      ---------
Net fees and expenses to
  related parties           $188,530      $179,875      $206,432       $94,949       $162,544
                            =========     =========     =========     =========      =========

     Certain officers and trustees of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers and such interested trustees serve without direct compensation from the Trust.

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities   (excluding  short-term
securities) for the year ended October 31, 2000 were:

                                                        Proceeds
                                        Purchases      from Sales
           -----------------------------------------------------------
           Emerging Growth Fund       $ 70,204,093    $  50,770,945
           International Equity Fund    29,116,672        9,928,624
           Growth Fund                  32,792,886       31,993,609
           Growth and Income Fund       17,808,056       33,495,354
           Government Fund             118,488,777       86,376,669

NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION

     At October 31, 2000, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:

                                Gross          Gross         Net
                             Unrealized      Unrealized    Unrealized
                            Appreciation   (Depreciation)  App/(Dep)
-----------------------------------------------------------------------------
Emerging Growth Fund        $ 2,886,022     $ (1,598,990)  $ 1,287,032
International Equity Fund       955,734       (1,788,184)     (832,450)
Growth Fund                   7,378,246         (511,097)    6,867,149
Growth and Income Fund        2,873,369         (338,486)    2,534,883
Government Fund               1,287,186           (6,658)    1,280,528


                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          OCTOBER 31, 2000 - CONTINUED

NOTE 6.  RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:

     Securities in which the International Equity Fund invest may be denominated or quoted in currencies other that the U.S. Dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such risks include: imposition of exchange controls or currency devaluations, less extensive regulation of foreign brokers, securities markets and issuers, political, economic or social instability, less publicly available information and less liquidity in the market for such securities, different accounting standards and reporting obligations, foreign economies differ from the U.S. economy (favorably or unfavorably) in area such as gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions, possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations, excessive or confiscatory taxation.

NOTE 7.  VARIATION MARGIN ON FUTURES CONTRACT

     Each Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time Roulston, as investment advisor may be attempting to sell some or all of the Funds holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin).
Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

NOTE 8.  ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Trustees of Roulston Funds:

We have audited the accompanying statements of assets and liabilities of Roulston Funds (comprising, respectively, the Roulston Emerging Growth Fund, the Roulston International Equity Fund, the Roulston Growth Fund, the Roulston Growth and Income Fund, and the Roulston Government Securities Fund) including the schedules of portfolio investments, as of October 31, 2000, the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Roulston Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Roulston Funds as of October 31, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 27, 2000